UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 20, 2021
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, Louisiana 71270

(Address of principal executive offices including zip code)
(318) 255-2222

(Registrant's telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBNK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 20, 2021, following approval by the Compensation Committee (the “Committee”) of the Board of Directors of Origin Bancorp, Inc. (the “Company”), the Company awarded time-based restricted stock units (“RSUs”) under the Company’s 2012 Stock Incentive Plan to Drake Mills, Chairman, President and Chief Executive Officer of the Company, and M. Lance Hall, Chief Operating Officer of the Company and President and Chief Executive Officer of Origin Bank, the Company’s wholly owned bank subsidiary (together, the “Officer Grantees”).
Mr. Mills received a grant of RSUs with a grant date fair value of $500,000 and Mr. Hall received a grant of RSUs with a grant date fair value of $250,000. Each RSU represents the right to receive one share of common stock of the Company or cash, or a combination of stock and cash, as determined by the Company in its sole discretion, if and when the RSU vests. The RSUs awarded to each Officer Grantee will vest ratably over three years with a first vest date of August 20, 2022, subject to the Officer Grantee’s continued employment with the Company or an affiliate. The RSUs will accelerate and vest in full upon (i) the Officer Grantee’s voluntary termination of employment with six months’ prior written notice on or after attaining the age of 65, (ii) the Officer Grantee’s death or disability and (iii) in the event the surviving corporation in a change of control does not assume the RSUs. The RSUs are subject to forfeiture in the event the Officer Grantee violates the confidentiality, return of Company property and non-solicitation covenants included in the Form of Incentive Agreement for Restricted Stock Unit Award (the “Form RSU Agreement”).
The foregoing description of the RSUs granted to the Officer Grantees is qualified in its entirety by reference to the Form RSU Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits.
10.1	Form of Incentive Agreement for Restricted Stock Unit Award under the Origin Bancorp, Inc. 2012 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 23, 2021	ORIGIN BANCORP, INC.

By: /s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer